UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 13, 2011
Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 Hansen Road, Green Bay, Wisconsin		54304

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
Upon issuance of the Series B Preferred Stock (defined in Item 5.03 below) on September 14, 2011, the ability of Associated Banc-Corp (the “Company”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Company fails to pay dividends on its Series B Preferred Stock. These restrictions are set forth in the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (the “Articles of Amendment”) establishing the terms of the Series B Preferred Stock. A copy of the Articles of Amendment has been attached as Exhibits 3.1 and 4.1 to this Report on Form 8-K and is incorporated by reference herein.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 13, 2011, the Company filed the Articles of Amendment with the Wisconsin Department of Financial Institutions, setting forth the terms of its 8.00% Perpetual Preferred Stock, Series B, liquidation preference $1,000 per share (the “Series B Preferred Stock”). The terms of the Series B Preferred Stock are more fully described in a prospectus supplement dated September 7, 2011 (the “Preferred Stock Prospectus Supplement”) to the prospectus dated December 17, 2008 (the “Prospectus”) filed with the Securities and Exchange Commission on September 9, 2011 as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-156251) filed on December 17, 2008 (the “Registration Statement”). A copy of the Articles of Amendment has been attached as Exhibits 3.1 and 4.1 to this Report on Form 8-K and is incorporated by reference herein.
Item 8.01. Other Events.
Closing of Senior Notes Offering
On September 13, 2011, the Company completed its public offer and sale of $130,000,000 aggregate principal amount of the Company’s 5.125% senior notes due 2016 (the “Senior Notes”) pursuant to an underwriting agreement entered into by the Company and Goldman, Sachs & Co., as described in a Form 8-K filed by the Company with the Securities and Exchange Commission on September 12, 2011, (the “Senior Notes Offering”). The offering of the Senior Notes is a qualified re-opening of and further issuance of the 5.125% senior notes due 2016 issued on March 28, 2011, and form a single series with and are substantially identical in all respects to the $300,000,000 aggregate principal amount of outstanding notes (other than the public offering price and issue date), have the same CUSIP number and trade interchangeably with the outstanding notes.
The Senior Notes were issued pursuant to an Indenture, dated as of March 14, 2011, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the resolutions of the Pricing Committee of the Board of Directors of the Company adopted March 21, 2011 and September 6, 2011 (collectively, the “Indenture”). The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), by a registration statement on Form S-3 (Registration No. 333-156251) filed on December 17, 2008 (the “Registration Statement”). The Senior Notes Offering is more fully described in a prospectus supplement dated September 8, 2011 to the Prospectus. The Global Note representing the Senior Notes (the “Global Note”) is filed as Exhibit 4.4 to this Report on Form 8-K and is incorporated by reference herein. The description of the Global Note does not purport to be complete and is qualified in its entirety by reference to such exhibit.
In connection with the issuance and sale of the Senior Notes, Katten Muchin Rosenman LLP has delivered an opinion to the Company, attached as Exhibit 5.1 to this Report on Form 8-K and is incorporated by reference herein, that the Senior Notes constitute valid and binding obligations of the Company. This Current Report on Form 8-K is being filed to incorporate such opinion by reference into the Registration Statement.

Closing of Depositary Share Offering
On September 14, 2011, the Company completed its public offering and sale of 2,600,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s Series B Preferred Stock, pursuant to an underwriting agreement entered into by the Company and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, as described in a Form 8-K filed by the Company with the Securities and Exchange Commission on September 9, 2011 (the “Preferred Stock Offering”). The Depositary Shares and the Series B Preferred Stock have been registered under the Securities Act by the Registration Statement. The Preferred Stock Offering is more fully described in a prospectus supplement dated September 7, 2011 to the prospectus dated December 17, 2008 (the “Prospectus”), filed with the Securities and Exchange Commission as part of the Registration Statement. The following documents are being filed with this Report on Form 8-K: (a) the Deposit Agreement, dated September 14, 2011, among the Company, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein; and (b) the form of Depositary Receipt.
In connection with the issuance and sale of the Depositary Shares, Kristi A. Hayek, Senior Vice President and Deputy General Counsel of the Company, has delivered an opinion to the Company, attached as Exhibit 5.2 to this Report on Form 8-K and incorporated by reference herein, that the Depositary Shares and the Series B Preferred Stock have been validly issued, fully paid and non-assessable. Also in connection with the issuance and sale of the Depositary Shares, Katten Muchin Rosenman LLP has delivered an opinion to the Company, attached as Exhibit 5.3 to this Report on Form 8-K and is incorporated by reference herein, that the Depositary Shares and the Series B Preferred Stock have been validly issued, fully paid and non-assessable. This Current Report on Form 8-K is being filed to incorporate such opinions by reference into the Registration Statement.
Repayment of TARP
On September 14, 2011, the Company repurchased from United States Department of the Treasury (the “Treasury”) all 262,500 remaining outstanding shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), which were sold to the Treasury in connection with the Company’s participation in Treasury’s Capital Purchase Program. The Company paid a purchase price of $263,557,292 for the Series A Preferred Stock, which included $1,057,292 in respect of accrued and unpaid dividends on the Series A Preferred Stock. The news release containing this information is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed as part of this Report on Form 8-K:

3.1, 4.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Associated Banc-Corp with respect to its 8.00% Perpetual Preferred Stock, Series B, dated September 12, 2011.

4.2	Deposit Agreement, dated September 14, 2011, among Associated Banc-Corp, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

4.4	Global Note dated September 13, 2011 representing $130,000,000 5.125% Senior Notes due 2016.

5.1	Opinion of Katten Muchin Rosenman LLP (Senior Notes).

5.2	Opinion of Kristi A. Hayek, Senior Vice President and Deputy General Counsel of Associated Banc-Corp (Depositary Shares).

5.3	Opinion of Katten Muchin Rosenman LLP (Depositary Shares).

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1 and Exhibit 5.3).

23.2	Consent of Kristi A. Hayek, Senior Vice President and Deputy General Counsel of Associated Banc-Corp (included in Exhibit 5.2).

99.1	Press release announcing the repayment of TARP, dated September 14, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP
September 15, 2011	By:	/s/ Brian R. Bodager
		Name:	Brian R. Bodager
		Title:	General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.1, 4.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Associated Banc-Corp with respect to its 8.00% Perpetual Preferred Stock, Series B, dated September 12, 2011.

4.2	Deposit Agreement, dated September 14, 2011, among Associated Banc-Corp, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

4.4	Global Note dated September 13, 2011 representing $130,000,000 5.125% Senior Notes due 2016.

5.1	Opinion of Katten Muchin Rosenman LLP (Senior Notes).

5.2	Opinion of Kristi A. Hayek, Senior Vice President and Deputy General Counsel of Associated Banc-Corp (Depositary Shares).

5.3	Opinion of Katten Muchin Rosenman LLP (Depositary Shares).

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1 and Exhibit 5.3).

23.2	Consent of Kristi A. Hayek, Senior Vice President and Deputy General Counsel of Associated Banc-Corp (included in Exhibit 5.2).

99.1	Press release announcing the repayment of TARP, dated September 14, 2011.